UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2005

CONCUR TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-25137	91-1608052
(Commission File Number)	(IRS Employer Identification No.)

18400 NE Union Hill Road, Redmond, Washington	98052
(Address of Principal Executive Offices)	(Zip Code)

(425) 702-8808

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 9, 2005, Concur Technologies, Inc. issued a press release announcing its financial results for the quarter and fiscal year ended September 30, 2005, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition to reporting its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”), Concur provides non-GAAP net income that excludes amortization of intangible assets. For future periods Concur provides non-GAAP net income that excludes amortization of intangible assets and charges for share-based payments required pursuant to Statement of Financial Accounting Standard No. 123(R), which will apply to Concur for periods after September 30, 2005. FAS 123(R) requires companies to expense the fair value of grants made under stock option plans over the vesting period of the options. Concur provides these non-GAAP financial measures to assist investors and Concur’s management in assessing its financial condition and results of operations. In addition, Concur’s management uses these non-GAAP financial measures to evaluate Concur’s performance for compensation purposes. Management believes that these non-GAAP financial measures provide useful information to investors and Concur’s management by excluding the effect of some non-cash expenses that are required to be recorded under GAAP, but that Concur believes are not indicative of its core operating results. Management believes that the use of these non-GAAP financial measures enhances the comparability of its financial results between periods.

Use of non-GAAP financial measures are subject to inherent limitations because they do not include all the expenses that must be included under GAAP and because they involve the exercise of judgment which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement GAAP financial measures. Concur urges investors not to consider non-GAAP financial measures as a substitute for, or superior to, any measure of financial performance prepared in accordance with GAAP. Concur’s non-GAAP financial measures may be different from such measures used by other companies.

The information in this report, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated November 9, 2005 announcing results for the quarter and fiscal year ended September 30, 2005.*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of Concur Technologies, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONCUR TECHNOLOGIES, INC.

Date: November 9, 2005	By:	/s/ John F. Adair
John F. Adair, Chief Financial Officer (principal financial officer and duly authorized officer)

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Press release dated November 9, 2005 announcing results for the quarter and fiscal year ended September 30, 2005.*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of Concur Technologies, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.